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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

             -----------------------------------

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

                        April 2, 2003
             -----------------------------------
               (Date of earliest event report)

                          CNF Inc.
             -----------------------------------
     (Exact name of registrant as specified in charter)

    Delaware               1-5046              94-1444798
    ----------             ------              ----------
  (State or other        (Commission         (IRS Employer
   jurisdiction of       File Number)       Identification
  incorporation or                              Number)
   organization)

     3240 Hillview Avenue, Palo Alto, California  94304
     ---------------------------------------------------
          (Address of principal executive offices)
                         (zip code)

     Registrant's telephone number, including area code:
                       (650) 494-2900







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99  Press Release dated April 2, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

On April 2, 2003 CNF Inc. issued a press release which is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") pursuant to Item 12 under Item 9 of Form 8-K as directed by the Commission in Release No. 34-47583.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

April 2, 2003           /s/Chutta Ratnathicam
                        ---------------------
                        Chutta Ratnathicam
                        Chief Financial Officer



                        EXHIBIT INDEX

Exhibit No.             Description
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99                      Earnings release issued on April 2, 2003.